Intangible assets	6 Months Ended
Jun. 30, 2019
Intangible assets
Intangible assets

8         Intangible assets

The intangibles assets held by the Company increased substantially as a result of the in-licensing of the ENHANZE® drug delivery technology from Halozyme. Under the terms of the agreement, the Company paid an upfront payment of $30 million and exercised the option to nominate an additional target, triggering a $10 million development milestone payment. In line with its accounting policies, the Company has capitalized this upfront payment upon commencement of the in-license agreement. The development milestone payment has been capitalized when the development milestone was triggered.

These intangible assets relating to products in development that are not yet available for use are not amortized. These intangible assets are assessed for impairment on an annual basis, or more frequently if indicators of a potential impairment exist. An impairment is recorded if the carrying value exceeds the recoverable amount of the intangible assets. Intangible assets relating to products which fail during development, or for which development ceases for any reason are written down to their recoverable amount, which is typically nil. If and when the Company obtains approval for the commercial application of a product in development, the related in-process research and development assets will be reclassified to intangible assets associated with products and amortized over its estimated useful life from marketing approval.